EUROPE 1.25X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 65.7%

Teva Pharmaceutical

Industries Ltd. — SP

FINANCIALS 16.8%

ADR†

1,710

$

________

78,318

HSBC Holdings PLC — SP

ADR†

9,860

$

756,262

Total Health Care

________

2,312,754

Banco Santander Central

Hispano SA — SP ADR†

23,478

427,065

TELECOMMUNICATION SERVICES 9.2%

Banco Bilbao Vizcaya

Vodafone Group PLC — SP

Argentaria SA — SP

ADR

20,980

618,071

ADR†

16,759

317,918

Telefonica SA — SP ADR†

6,930

551,489

AXA — SP ADR†

10,312

303,379

France Telecom SA — SP

Allianz SE - SP ADR†

16,980

296,301

ADR

12,010

355,856

Credit Suisse Group AG —

Deutsche Telekom AG — SP

SP ADR†

6,160

279,110

ADR†

20,170

330,183

UBS AG — SP ADR*†

12,771

263,839

BT Group PLC — SP ADR

6,460

________

256,656

ING Groep NV — SP ADR†

8,359

263,726

Deutsche Bank AG— SP

Total Telecommunication Services

________

2,112,255

ADR†

3,060

261,171

Lloyds TSB Group PLC —

MATERIALS 6.7%

SP ADR†

9,480

233,872

Rio Tinto PLC — SP ADR†

940

465,300

Barclays PLC — SP ADR†

9,210

213,211

Anglo American PLC — SP

Willis Group Holdings Ltd.†

4,270

133,950

ADR†

10,280

364,426

Allied Irish Banks PLC —

BHP Billiton Ltd. — SP

SP ADR

3,570

________

109,920

ADR†

3,740

318,611

ArcelorMittal†

3,150

312,070

Total Financials

________

3,859,724

Syngenta AG — SP ADR†

1,340

________

86,698

ENERGY 11.7%

Total Materials

________

1,547,105

Total SA — SP ADR†

10,010

853,553

BP PLC — SP ADR†

11,600

807,012

CONSUMER STAPLES 3.7%

Royal Dutch Shell PLC — SP

Diageo PLC — SP ADR†

4,300

317,641

ADR

6,670

545,006

Unilever NV†

10,600

301,040

Eni SpA — SP ADR

6,710

________

498,083

British American Tobacco

PLC — SP ADR†

2,120

146,810

Total Energy

________

2,703,654

Cadbury PLC — SP ADR

1,740

________

87,557

HEALTH CARE 10.1%

Total Consumer Staples

________

853,048

Novartis AG — SP ADR

12,180

670,387

GlaxoSmithKline PLC — SP

INDUSTRIALS 3.3%

ADR†

13,560

599,623

Siemens AG — SP ADR†

3,580

394,265

AstraZeneca PLC — SP

Koninklijke Philips

ADR†

9,080

386,172

Electronics NV— SP

Sanofi-Aventis — SP ADR

11,430

379,819

ADR

5,580

188,604

Novo Nordisk A/S — SP

DryShips Inc.†

1,270

101,829

ADR†

1,650

108,900

Ryanair Holdings PLC — SP

Alcon, Inc. — SP ADR

550

89,535

ADR*†

2,700

________

77,409

Total Industrials

________

762,107

1

EUROPE 1.25X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Value

INFORMATION TECHNOLOGY 3.0%

Total Investments 131.1%

Nokia Oyj — SP ADR†

15,790

$

386,855

(Cost $28,514,138)

$

_________

30,194,390

SAP AG — SP ADR†

3,480

181,343

Liabilities in Excess of Other

Telefonaktiebolaget LM

Assets – (31.1)%

$

(7,158,253)

_________

Ericsson — SP ADR†

11,170

________

116,168

Net Assets – 100.0%

$

23,036,137

Unrealized

Total Information Technology

________

684,366

Units

Gain(Loss)

Equity Index Swap Agreements

CONSUMER DISCRETIONARY 0.9%

Lehman Brothers Finance S.A.

Daimler AG— SP ADR†

3,490

________

215,228

September 2008 Dow Jones

STOXX 50 Index Swap,

Total Consumer Discretionary

________

215,228

Terminating 09/16/08**

(Notional Market Value

UTILITIES 0.3%

$5,564,578)

1,221

$

(43,387)

Veolia Environnement — SP

Goldman Sachs International

ADR

1,240

________

69,254

June 2008 Dow Jones STOXX

50 Index Swap, Terminating

Total Utilities

________

69,254

06/30/08**

(Notional Market Value

$5,478,875)

1,200

________

(389,875)

Total Common Stocks

(Cost $13,439,243)

________

15,119,495

(Total Notional Market Value $11,043,453)

$

________

(433,262)

SECURITIES LENDING COLLATERAL 26.0%

Contracts

Mount Vernon Securities

Lending Trust Prime Portfolio

5,996,818

________

5,996,818

Futures Contracts Purchased

September 2008 Euro Currency

Futures Contracts

Total Securities Lending Collateral

(Aggregate Market Value of

(Cost $5,996,818)

________

5,996,818

Contracts $2,156,550)

11

$

64,812

September 2008 Dow Jones

Face

Euro STOXX 50 Futures

Amount

Contracts

REPURCHASE AGREEMENTS 39.4%

(Aggregate Market Value of

Collateralized by obligations of

Contracts $2,066,295)

39

________

(111,600)

the U.S. Treasury or U.S.

Government Agencies

(Total Aggregate Market Value of Contracts

$4,222,845)

$

________

(46,788)

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75% due

*

Non-Income Producing Security.

07/01/08

$

6,905,092

6,905,092

**

Total Return based on Dow Jones STOXX 50 Index +/-

Lehman Brothers Holdings Inc.

financing at a variable rate.

issued 06/30/08 at 0.25% due

†

All or a portion of this security is on loan at June 30, 2008.

07/01/08††

1,376,244

1,376,244

††

All or a portion of this security is pledged as equity swap index

Morgan Stanley issued

collateral at June 30, 2008.

06/30/08

ADR – American Depository Receipt.

at 1.70% due 07/01/08

796,741

________

796,741

Total Repurchase Agreements

(Cost $9,078,077)

________

9,078,077

2